Not for Product Promotional Use Q2 2025 Results July 31, 2025

Not for Product Promotional UseQ2 2025 Results Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to: (i) new laws, government actions and regulations, including with respect to pricing controls and market access and the imposition of new tariffs, trade restrictions and export regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol- Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex- FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP measures, including non-GAAP earnings per share (EPS), to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of accelerated depreciation and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results. Certain information presented in the accompanying presentation may not add due to the use of rounded numbers.

Chris Boerner, PhD Board Chair and Chief Executive Officer 3 Q2 2025 Results

Not for Product Promotional UseQ2 2025 Results Q2 2025 Performance *See “Forward-Looking Statements and Non-GAAP Financial Information” 1. Not an exhaustive list of assets, programs or indications; 2. Transaction is expected to close in Q3 2025, subject to customary closing conditions; 3. Immunology NewCo formation with Bain Capital announced July 28, 2025; 4. 2025 Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items that have not yet been identified and quantified, and the impact of future Acquired IPRD charges and licensing income; 5. July 2025 guidance was calculated using foreign exchange rates as of July 25, 2025 Global Net Sales: Q2:~$12.3B +1% YoY; 0% Ex-FX* Financial Execution 2025 Guidance4,5 $5.6 $6.6 Q2 2024 Q2 2025 Growth Portfolio Net Sales: +18%; +17% Ex-FX* Achieved multiple clinical & regulatory milestones1 $ in billions Earnings Per Share (EPS): GAAP $0.64 & Non-GAAP* $1.46 Adjusting Non-GAAP EPS* $6.35 - $6.65 Raising Total Revenues (Reported Rates & Ex-FX*) ~$46.5B - $47.5B Key MilestonesCommercial Execution Executed strategic business development Includes ($0.57) per share net impact from acquired IPR&D charges Immunology NewCo 2 3 4

Enhancing & augmenting our pipeline through strategic BD

BIONTECH

- Global alliance to co-develop and co-commercialize BNT327 (PD-L1/VEGF bispecific)
- Partnership unlocks powerful synergies across science, clinical development, and commercialization
- Broad clinical program underway to maximize the opportunity and positioned to win commercially

Philochem[1]
innovating chemistry

- License agreement for exclusive worldwide rights to OncoACP3
- Adds best-in-class targeting agent for prostate cancer
- Further strengthens our position in radiopharmaceuticals

Immunology NewCo[2,3]

- NewCo formation with Bain Capital creates opportunity to optimize five promising immunology assets through dedicated focus and expertise
- Assets include afimetoran (TLR7/8), TYK2, IL-2-CD25, IL-10, and IL-18

Sourcing innovation and selectively externalizing assets to maximize value creation and drive sustainable growth

1. Transaction is expected to close in Q3 2025, subject to customary closing conditions; 2. Immunology NewCo formation with Bain Capital announced July 28, 2025; 3. Assets include Afimetoran (TLR7/8 inhibitor), BMS-986322 (oral TYK2 inhibitor), BMS-986326 (IL-2-CD25), BMS-986498 (IL-10) and BMS-986481 (IL-18)

Bristol Myers Squibb | Q2 2025 Results
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Entering data-rich period with multiple catalysts

2025-2027 key milestones*

LCM pivotal data

2025

- *Opdualag Adj. Mel (RELATIVITY-098) (Feb'25)*
- *Camzyos nHCM (ODYSSEY) (Apr'25)*
- *Cobenfy Adj. Schizophrenia (ARISE) (Apr'25)*
- *Reblozyl TD MF Anemia (INDEPENDENCE) (Jul'25)*
- Cobenfy Alzheimer's Disease Psychosis (ADEPT-2)

2026

- Sotyktu SLE (POETYK SLE-1 & 2)
- Cobenfy Alzheimer's Disease Psychosis (ADEPT-4 & 1)

2027

- Milvexian AF (LIBREXIA)
- Reblozyl 1L NTD MDS Associated Anemia (ELEMENT)
- Sotyktu Sjogren's Syndrome (POETYK SjS-1)
- Cobenfy Bipolar-1 (BALSAM-1 & 2)NEW

NME registrational data*

2025

- Iberdomide RRMM (EXCALIBER-RRMM)[1]

2026

- Milvexian ACS & SSP (LIBREXIA)
- Admilparant IPF (ALOFT-IPF)
- Mezigdomide RRMM (SUCCESSOR-1 & 2)
- Arlo-cel RRMM (QUINTESSENTIAL)
- RYZ101 2L+ GEP-NETs (ACTION-1)

2027

- AR LDD mCRPC (rechARge)

Key next wave of early-stage data

2025

- CD19 NEX-T Autoimmune Diseases (Breakfree-1 & 2)
- Krazati 1L NSCLC (TPS <50%) (KRYSTAL-17)[2]
- Iza-bren Advanced Solid Tumors[3]
- RYZ101 1L ES-SCLC
- PRMT5 inhibitor NSCLCNEW

2026

- Golcadomide 1L FL (GOLSEEK-2)
- MYK-224 HFpEF (AURORA)
- FAAH/MAGL MSS (BALANCE-MSS-1)NEW

2027

- Anti-MTBR-tau Alzheimer's Disease (TargetTau-1)
- FAAH/MAGL ADA (BALANCE-AAD-1)NEW

*See "Forward-Looking Statements and Non-GAAP Financial Information" NME: New Molecular Entity, LCM: Life Cycle Management; 1. Projected data readout for MRD negativity endpoint; 2. Enrolling 1L NSCLC, all-comers Phase 3 trial (KRYSTAL-4); 3. Global NSCLC trial conducted by SystImmune; enrolling 1L TNBC Phase 2/3 trial (IZABRIGHT-Breast01)

Bristol Myers Squibb | Q2 2025 Results

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David Elkins Executive Vice President and Chief Financial Officer 7 Q2 2025 Results

Not for Product Promotional UseQ2 2025 Results Revenue continues to transition to the Growth Portfolio $5.6 $6.6 $6.6 $5.7 Q2 2024 Q2 2025 Legacy Growth *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Qvantig EU approval received May 28, 2025; 2. Other Growth Brands: Augtyro, Onureg, Inrebic, Nulojix, Empliciti, & Royalty Revenues $ in billions +18% YoY +17% Ex-FX * Growth Portfolio Legacy Portfolio Other Growth Brands2 Other Mature Brands 1 $12.2 $12.3 8

Not for Product Promotional UseQ2 2025 Results Q2 2025 Oncology product summary *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Abraxane: Q2 2025 WW Sales $105M - YoY% (55%), (54%) Ex-FX*; 2. Opdivo Q2 2025 global sales reflect ~$90M sequential inventory build; 3. Q2 2025 sales of $30M are primarily U.S. based; EU approval received May 28, 2025; 4. BMS Internal Analysis Global Net Sales1 $M YoY % Ex-FX* % $2,560 +7% +7% $728 +16% +15% $284 +21% +20% $48 +51% +51% $30 --- --- Opdivo • Global sales reflect demand growth • Strong launch in 1L MSI-high colorectal cancer Opdualag • U.S. sales growth driven by strong demand as a SOC in 1L melanoma with consistent ~30% market share4 Qvantig • Positive feedback from patients & providers on benefits of treatment efficiencies from subcutaneous injection • Permanent J-Code effective July 1, 2025 • Now approved in the EU; launch gated by reimbursement timing 9 2 3

Not for Product Promotional UseQ2 2025 Results Global Net Sales $M YoY % Ex-FX* % $838 (38%) (38%) $708 (26%) (27%) $568 +34% +33% $344 +125% +122% $120 (72%) (72%) $87 (8%) (11%) Q2 2025 Hematology product summary *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Pomalyst: In the EU, generic pomalidomide products entered the market in August 2024; 2. Reblozyl Q2 2025 sales reflect ~$20M sequential inventory build; 3. U.S. generic Sprycel launched September 1, 2024; 4. Based on publicly reported Q3 2024, Q4 2024, & Q1 2025 U.S. net sales across approved CD19-directed CAR T products 1 3 Reblozyl • Strong continued demand across 1L MDS-associated anemia • Ex-U.S. growth driven by demand & new launches across Europe & Japan Breyanzi • #1 CAR T in the U.S.4 with the best-in-class CD19 CAR T profile • Continued strong demand for Breyanzi across all indications, primarily driven by LBCL 10 2

Not for Product Promotional UseQ2 2025 Results Q2 2025 Cardiovascular product summary Global Net Sales $M YoY % Ex-FX* % $3,680 +8% +6% $260 +87% +86% *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Symphony Health, an ICON plc Company, Metys® U.S. TRx data; 2. Eliquis Q2 2025 global sales reflect ~$100M sequential inventory build; 3. Camzyos Q2 2025 U.S. sales reflect ~$60M sequential inventory build 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Q 2 ’2 2 Q 3 ’2 2 Q 4 ’2 2 Q 1 ’2 3 Q 2 ’2 3 Q 3 ’2 3 Q 4 ’2 3 Q 1 ’2 4 Q 2 ’2 4 Q 3 ’2 4 Q 4 ’2 4 Q 1 ’2 5 Q 2 ’2 5 Camzyos U.S. Quarterly TRx1 +13% Q2 2025 TRx: ~29K Eliquis • U.S. sales reflect demand growth, partially offset by Medicare Part D Redesign impact • #1 OAC in key Ex-U.S. markets Camzyos • Continued strong U.S. demand in oHCM o ~12.5K patients on commercial drug (~1.6K added in Q2 2025) • Solid Ex-U.S. demand across markets 11 3 2

Not for Product Promotional UseQ2 2025 Results Q2 2025 Immunology product summary Global Net Sales $M YoY % Ex-FX* % $963 +2% +1% $70 +31% +29% *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Symphony Health, an ICON plc Company, Metys® U.S. TRx data; 2. Orencia Q2 2025 U.S. sales reflect ~$60M sequential inventory build; 3. Sotyktu Q2 2025 U.S. sales reflect ~$14M sequential inventory build 0 5,000 10,000 15,000 20,000 25,000 Q 3 ’2 2 Q 4 ’2 2 Q 1 ’2 3 Q 2 ’2 3 Q 3 ’2 3 Q 4 ’2 3 Q 1 ’2 4 Q 2 ’2 4 Q 3 ’2 4 Q 4 ’2 4 Q 1 ’2 5 Q 2 '2 5 Sotyktu U.S. Quarterly TRx1 +21% Q2 2025 TRx: ~20K Sotyktu • U.S. access improvements effective January 1, 2025 (~80% of covered lives with zero step edits) • Ex-U.S. sales momentum reflects new market launches 12 2 3

Not for Product Promotional UseQ2 2025 Results Q2 2025 Neuroscience product summary Global Net Sales $M YoY % Ex-FX* % $150 0% (2%) $35 --- --- Cobenfy • Strong and consistent feedback highlighting strength of efficacy on positive/negative symptoms and cognition • Continued focus on expanding prescriber base breadth & depth through HCP education 0 500 1,000 1,500 2,000 2,500 1 0 / 1 1 1 0 / 2 5 1 1 / 8 1 1 / 2 2 1 2 / 6 1 2 / 2 0 1 / 3 1 / 1 7 1 / 3 1 2 / 1 4 2 / 2 8 3 / 1 4 3 / 2 8 4 / 1 1 4 / 2 5 5 / 9 5 / 2 3 6 / 6 6 / 2 0 7 / 4 7 / 1 8 Cobenfy Weekly TRx2 *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Zeposia is primarily being marketed in MS; 2. IQVIA Weekly NPA (Rapid) & APLD as of July 18, 2025 1 13

Not for Product Promotional UseQ2 2025 Results US GAAP Non-GAAP $ in billions, except EPS Q2 2025 Q2 2024 Q2 2025 Q2 2024 Total Revenues, net 12.3 12.2 12.3 12.2 Gross Margin % 72.5% 73.2% 72.6% 75.6% Operating Expenses1 4.3 4.8 4.0 4.2 Acquired IPR&D 1.5 0.1 1.5 0.1 Amortization of Acquired Intangibles 0.8 2.4 - - Effective Tax Rate 25.9% (30.9%) 16.1% 14.1% Diluted EPS 0.64 0.83 1.46 2.07 Diluted Shares Outstanding (# in millions) 2,038 2,029 2,038 2,029 Q2 2025 Financial Performance US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.57) (0.04) (0.57) (0.04) *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Operating Expenses = SG&A and R&D; 2. Represents the net impact from Acquired IPRD & Licensing income 14

Not for Product Promotional UseQ2 2025 Results Strategic approach to Capital Allocation 1. Cash includes cash, cash equivalents and marketable debt securities; 2. Relative to the total debt level as of March 31, 2024; 3. Subject to Board approval $B Q2 2025 Total Cash1 ~$13.9 Total Debt ~$49.2 • Pursue opportunities and partnerships to diversify portfolio & strengthen long-term outlook • Maintain strong investment-grade credit rating • On track to pay down ~$10B of debt by end of Q2 2026 with ~$6.5B achieved as of Q2 20252 Business Development Balance Sheet Strength Returning Cash to Shareholders • Remain committed to our dividend3 • ~$5B share repurchase authorization remaining as of June 30, 2025 $2.3 $5.6 $4.4 $2.0 $3.9 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Cash flow from Operations $B 15

Revised 2025 Guidance*

	Non-GAAP[1]	
	April (Prior)	July (Updated)
Total FY Revenues (Reported & Ex-FX)	~$45.8 - $46.8B	~$46.5 - $47.5B
Gross Margin %	~72%	No change
Operating Expenses[2]	~$16.2B	~$16.5B
Other Income/ (Expense)	~$100M	~$250M
Tax Rate	~18%	No change
Diluted EPS	$6.70 - $7.00	$6.35 - $6.65
BioNTech Acquired IPRD Charge Included in Diluted EPS	---	$(0.57)

Key Highlights

- FY revenue vs. prior guidance primarily reflects ~$700M favorability from:
  - **Growth Portfolio strength**
  - **Legacy Portfolio** sales now expected to decline ~15% - 17% (previously ~16% - 18%)[3]
    - FY WW Revlimid sales increased to ~$3B
  - **~$200M[1] favorable sales** from foreign exchange
- OpEx reflects ~$300M impact from business development and growth portfolio investments
- OI&E reflects higher royalties and favorable interest income
- July diluted EPS guidance includes acquired IPRD charges of $0.57 per share for Q2 2025

*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information"; 2025 Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items that have not yet been identified and quantified, and the impact of future Acquired IPRD charges and licensing income; 1. April was calculated using foreign exchange rates as of April 23, 2025 and July was calculated using foreign exchange rates as of July 25, 2025; 2. Operating Expenses = SG&A and R&D

Bristol Myers Squibb | Q2 2025 Results

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Chris Boerner, PhD Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Adam Lenkowsky Executive VP, Chief Commercialization Officer 17 Q2 2025 Results Q&A